Second Quarter 2021 Earnings August 5, 2021

HOLLYWOOD UPDATE 2 Cautionary Notes This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, industry dynamics, our mission, growth opportunities, business strategy and plans and our objectives for future operations, including expanding into new product categories, our e-commerce business, the underlying trends in our business, and the ongoing impact of COVID-19 on our business and expected recovery are forward-looking statements. The words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms and similar expressions are intended to identify forward-looking statements. The forward-looking statements in this presentation are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including without limitation risks related to the impact of COVID-19 on our business, financial results and financial condition; our ability to execute our business strategy; our ability to maintain and realize the full value of our license agreements; changes in the retail industry and markets for our consumer products; our ability to maintain our relationships with retail customers and distributors; our ability to compete effectively; fluctuations in our gross margin; our dependence on content development and creation by third parties; the ongoing level of popularity of our products with consumers; our ability to manage our inventories; our ability to develop and introduce products in a timely and cost-effective manner; our ability to obtain, maintain and protect our intellectual property rights or those of our licensors; potential violations of the intellectual property rights of others; risks associated with counterfeit versions of our products; our ability to attract and retain qualified employees and maintain our corporate culture; our use of third-party manufacturing; risks associated with our international operations; changes in effective tax rates or tax law; foreign currency exchange rate exposure; the possibility or existence of global and regional economic downturns; our dependence on vendors and outsourcers; risks relating to government regulation; risks relating to litigation, including products liability claims and securities class action litigation; any failure to successfully integrate or realize the anticipated benefits of acquisitions or investments; reputational risk resulting from our e-commerce business and social media presence; risks relating to our indebtedness and our ability to secure additional financing; the potential for our electronic data or the electronic data of our customers to be compromised; the influence of our significant stockholder, ACON, and the possibility that ACON’s interests may conflict with the interests of our other stockholders; risks relating to our organizational structure; volatility in the price of our Class A common stock; risks associated with our internal control over financial reporting; and the important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 and our other filings with the Securities and Exchange Commission. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date hereof, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. You should read this presentation with the understanding that our actual future results, levels of activity, performance and achievements may be materially different from what we expect. We qualify all of our forward- looking statements by these cautionary statements. These forward-looking statements speak only as of the date of this presentation, and except as otherwise required by law, we do not plan to publicly update or revise any forward-looking statements contained in this presentation, whether as a result of any new information, future events or otherwise. Unless otherwise indicated, information contained in this presentation concerning our industry, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable. In addition, projections, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by us.

3 FUNKO 2021 IS BUILT ON THE PRINCIPLE THAT EVERYONE IS A FAN OF SOMETHING…

4 FUNKO 2021 … and Funko Has Something for Every Fan Movies TV Music Sports Anime Games Note: Represents a sampling of our current portfolio offerings as of June, 2021.

HOLLYWOOD UPDATE 5 Q2 Summary and Recent Operational Highlights Q2 2021 Financial Summary Q2 2021 Operational Highlights Net sales increased 140.7% to $236.1 million Gross margin(1) expanded 250 bps to 39.1% SG&A expenses increased 40% to $54.9 million; as a percent of net sales, SG&A declined 1,670 bps to 23.2% Net income increased $36.0 million to $20.9 million Net income margin expanded 2,420 bps to 8.9% Adjusted EBITDA(2) increased $40.8 million to $41.1 million Adjusted EBITDA margin(2) expanded 1,720 bps to 17.4% Cash flow from operations of $71.4 million Total liquidity(3) increased 96% to $170.5 million Broad-based strength in all geographies – US and Europe surpass 2019 results: U.S. net sales increased 110% to $163.2 million, Europe net sales increased 393% to $52.0 million, and Other International increased 117% to $20.9 million Pop! branded products grew 137% on strong evergreen product sales (65% of net sales) and a robust new content calendar Net sales of Other (non-figure) products increased 136%, led by Loungefly branded products which grew 132% including bags, wallets, and accessories, as well as strength in other categories, including games and plush Direct-to-consumer sales increased more than 190% and were 11% of net sales driven by driven by increasing website efficiency coupled with sustained traffic growth Launched of first series of Digital Pop! NFTs with Teenage Mutant Ninja Turtles(4) (1) Gross margin is calculated as net sales less cost of sales (exclusive of depreciation and amortization) as a percentage of net sales. (2) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures. Please see the Supplemental Financial Information section for a reconciliation to the most directly comparable US GAAP measures for Adjusted EBITDA. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by net sales. (3) Total liquidity is calculated as cash and cash equivalents plus availability under the Company’s $75.0 million revolving credit facility. (4) Digital Pop! launched August 3, 2021.

HOLLYWOOD UPDATE 6 Q2 Earnings Summary 2Q’21 2Q’20 % Change Net Sales Gross Profit(1) Gross Margin %(1) SG&A D&A Income (Loss) From Operations Operating Margin % Net Income (Loss) Net Income (Loss) Margin % Adjusted Net Income (Loss)(2) Adjusted Net Income (Loss) Margin %(2) Adjusted Earnings (Loss) per Share(2) Adjusted EBITDA(2) Adjusted EBITDA Margin %(2) millions, except per share amounts, unaudited $236.1 140.7% $92.4 157.1% 39.1% $27.3 n/m 11.6% $0.40 n/m $41.1 n/m 17.4% $21.7 n/m 9.2% $20.9 n/m (1) Gross Profit and Gross Margin are calculated exclusive of depreciation and amortization. (2) Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income (Loss), Adjusted Net Income (Loss) Margin and Adjusted Earnings (Loss) per Share are non-GAAP measures. Please see the Supplemental Financial Information section for a reconciliation to the most directly comparable US GAAP measures for Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Earnings (Loss) per Share. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Net Sales. Adjusted Net Income (Loss) Margin is defined as Adjusted Net Income (Loss) divided by Net Sales. $54.9 $10.2 (8.0%) 40.3% 8.9% YTD’21 YTD’20 % Change $425.3 81.1% $170.7 87.1% 40.1% $44.1 n/m 10.4% $0.65 n/m $70.8 554.5% 16.7% $34.6 n/m 8.1% $32.0 n/m (7.3%) 22.8%106.1 20.4 7.5% $98.1 $35.9 36.6% ($14.3) (14.5%) ($0.20) $0.2 0.2% ($10.2) (10.3%) ($15.0) 39.1 11.1 (15.3%) $234.8 $91.2 38.8% ($17.3) (7.4%) ($0.24) $10.8 4.6% ($12.4) (5.3%) ($20.7) 86.4 22.1 (8.8%)

HOLLYWOOD UPDATE 7 Q2 Active Properties & Net Sales per Active Property Second Quarter Active Properties up 23% Net Sales per Active Property up 96% Active Properties Net Sales per Active Property Funko is built on having a large and diverse set of licenses with the ability to leverage evergreen content Net sales per active property increased in the quarter reflecting broad-based demand strength $ in thousands, unaudited Active Properties & Net Sales per Active Property Year-to-Date 644 795 $152 $298 $- $100 $200 $300 $400 $500 $600 $700 $800 $900 Q2'20 Q2'21 735 846 $319 $504 $- $100 $200 $300 $400 $500 $600 $700 $800 $900 YTD'20 YTD'21 Active Properties up 15% Net Sales per Active Property up 58%

HOLLYWOOD UPDATE 8 Top Properties Breakout 1 2 3 5 7 4 6 8 9 10 Top 10 Properties % of Net Sales The top property in Q2’21 represented 6% of sales Evergreen properties accounted for 65% of sales in Q2’21 Q3’20 40% 7%* Q2’20 40% Q4’20 33% 6%*9%* Q2’21 Commentary Q1’21 30% 4%* *% of net sales Q2’21 31% 6%*

HOLLYWOOD UPDATE 9 Q2 Product Category Performance 142% Increase 136% Increase The Figures category grew 142% in Q2 driven by broad-based strength across geographies; Funko’s Other product category grew 136% in Q2, driven by strength within our Loungefly branded products as well as board games and plush. $77.4 $187.2 Q2'20 Q2'21 $46.1 $87.4 YTD'20 YTD'21 Figures Second Quarter Year-to-Date Other Second Quarter Year-to-Date $20.7 $48.9 Q2'20 Q2'21 79% Increase 90% Increase $188.7 $337.9 YTD'20 YTD'21 $ in millions, unaudited

HOLLYWOOD UPDATE 10 Something for Everyone FIGURES OTHER *% of net sales for Q2’ 21 79% of Sales* 21% of Sales* Funko is providing fans with an increasingly diverse array of products and categories

HOLLYWOOD UPDATE 11 Q2 Product Brand Performance Pop! 137% Increase Both Pop! and Loungefly branded products generated strong wholesale demand in the U.S. and Europe regions, as well as strength across our direct-to-consumer channels; Other branded products growth was driven by board games, new figure lines and toy offerings Loungefly Other 132% Increase 193% Increase $78.1 $185.4 Q2'20 Q2'21 $12.7 $29.6 Q2'20 Q2'21 $7.2 $21.1 Q2'20 Q2'21 $ in millions, unaudited

HOLLYWOOD UPDATE 12 YTD Product Brand Performance Pop! 76% Increase Loungefly Other 106% Increase 104% Increase $191.2 $335.8 YTD'20 YTD'21 $26.2 $54.1 YTD'20 YTD'21 $17.4 $35.4 YTD'20 YTD'21 $ in millions, unaudited

HOLLYWOOD UPDATE 13 Q2 Geographic Performance United States 110% Increase The United States region grew 109% with strength across all channels and product categories; Europe grew 393%, with results exceeding 2019 levels on region-wide recovery; Other International grew 117% with all regions generating growth in the quarter Europe Other International 393% Increase 117% Increase $77.9 $163.2 Q2'20 Q2'21 $10.6 $52.0 Q2'20 Q2'21 $9.6 $20.9 Q2'20 Q2'21 $ in millions, unaudited

HOLLYWOOD UPDATE 14 YTD Geographic Performance United States 70% Increase Europe Other International 154% Increase 52% Increase $176.4 $299.7 YTD'20 YTD'21 $36.1 $91.8 YTD'20 YTD'21 $22.2 $33.8 YTD'20 YTD'21 $ in millions, unaudited

HOLLYWOOD UPDATE 15 Q2 & TD Adjusted EBITDA(1) Adjusted EBITDA(1) Second Quarter Year-to-Date Adjusted EBITDA Margin(1) (1) See Supplemental Financial Information section for a reconciliation of Adjusted EBITDA, a non-GAAP measure, to the most directly comparable US GAAP measure. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by net sales. 0.2% 17.4% 6.6%4.6% 16.7 Healthy inventory, less clearance activity and a shift in marketing spend drove Adjusted EBITDA margin(1) improvement to 17.4% in Q2 $ in millions, unaudited $0.2 $41.1 Q2'20 Q2'21 $10.8 $70.8 YTD'20 YTD'21

HOLLYWOOD UPDATE 16 Q2 & TD Adjusted Net Income (Loss)(1) (1) See Supplemental Financial Information section for a reconciliation of Adjusted Net Income (Loss), a non-GAAP measure, to the most directly comparable US GAAP measure. Adjusted Net Income Margin is defined as Adjusted Net Income (Loss) divided by net sales. Adjusted Net Income (Loss)(1) Second Quarter Year-to-Date Adjusted Net Income (Loss) Margin(1) (10.3%) 9.2% 6%(5.3%) 8.1 Q2 Adjusted Net Income (Loss) margin(1) improved significantly due to much greater operating leverage from higher sales $ in millions, unaudited $(12.4) $34.6 YTD'20 YTD'21 ($10.2) $21.7 Q2'20 Q2'21

HOLLYWOOD UPDATE 17 Key Balance Sheet Highlights (1) Total Debt is defined as the amount outstanding under the Company’s Line of Credit plus Current Portion of Long-Term Debt, Net of Unamortized Discount plus Long-Term Debt, Net of Unamortized Discount (2) Total liquidity is calculated as cash and cash equivalents plus availability under the Company’s $75.0 million revolving credit facility. 6/30/2020 YoY % Change Cash & Cash Equivalents Accounts Receivable, net Inventory Total Debt(1) $41.1 $94.1 $60.4 $239.9 $ in millions, unaudited 132.1% 47.6% 43.1% (26.1%) 6/30/2021 $95.5 $138.9 $86.4 $177.4 Total Liquidity(2) $87.0 95.9%$170.5

HOLLYWOOD UPDATE 18 Liquidity Overview (1) Total liquidity is calculated as cash and cash equivalents plus availability under the Company’s $75.0 million revolving credit facility. Funko’s liquidity position remains strong and increased 96% from Q2’20 levels to $170.5 million Total Liquidity(1) $101.7 $87.0 $106.9 $127.3 $149.7 $170.5 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 2020 2021 $ in millions, unaudited

HOLLYWOOD UPDATE 19 Debt Overview (1) Total Debt is defined as the amount outstanding under the Company’s Line of Credit plus Current Portion of Long-Term Debt, Net of Unamortized Discount plus Long-Term Debt, Net of Unamortized Discount Total debt decreased 26% versus Q2’20 Total Debt(1) $242.5 $239.9 $208.1 $190.8 $183.0 $177.4 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 $ in millions, unaudited 2020 2021

Supplemental Financial Information

HOLLYWOOD UPDATE 21 Condensed Consolidated Statements of Operations (Unaudited) 2021 2020 2021 2020 Net sales $ 236,110 $ 98,099 $ 425,287 $ 234,799 Cost of sales (exclusive of depreciation and amortization shown separately below) 143,756 62,182 254,609 143,599 Selling, general, and administrative expenses 54,875 39,110 106,142 86,423 Depreciation and amortization 10,188 11,071 20,450 22,060 Total operating expenses 208,819 112,363 381,201 252,082 Income (loss) from operations 27,291 (14,264) 44,086 (17,283) Interest expense, net 1,973 2,691 4,210 5,346 Other (income) expense, net (208) (243) 971 671 Income (loss) before income taxes 25,526 (16,712) 38,905 (23,300) Income tax expense (benefit) 4,582 (1,703) 6,875 (2,559) Net income (loss) 20,944 (15,009) 32,030 (20,741) Less: net income (loss) attributable to non-controlling interests 7,131 (4,424) 11,703 (6,030) Net income (loss) attributable to Funko, Inc. $ 13,813 $ (10,585) $ 20,327 $ (14,711) Earnings (loss) per share of Class A common stock: Basic $ 0.36 $ (0.30) $ 0.55 $ (0.42) Diluted $ 0.34 $ (0.30) $ 0.52 $ (0.42) Weighted average shares of Class A common stock outstanding: Basic 37,881 35,033 37,047 34,988 Diluted 40,555 35,033 39,207 34,988 Three Months Ended June 30, (In thousands, except per share data) Six Months Ended June 30,

HOLLYWOOD UPDATE 22 Condensed Consolidated Balance Sheets (Unaudited) June 30, 2021 December 31, 2020 Assets Current assets: Cash and cash equivalents $ 95,474 $ 52,255 Accounts receivable, net 138,855 131,837 Inventory 86,354 59,773 Prepaid expenses and other current assets 18,542 15,486 Total current assets 339,225 259,351 Property and equipment, net 54,000 56,141 Operating lease right-of-use assets 55,062 58,079 Goodwill 126,806 125,061 Intangible assets, net 197,706 205,541 Deferred tax asset 69,250 54,682 Other assets 4,653 4,735 Total assets $ 846,702 $ 763,590 Liabilities and Stockholders’ Equity Current liabilities: Current portion of long-term debt, net of unamortized discount $ 19,894 $ 10,758 Current portion of operating lease liabilities 14,646 13,840 Accounts payable 38,523 29,199 Income taxes payable 5,782 425 Accrued royalties 42,056 40,525 Accrued expenses and other current liabilities 74,068 43,949 Total current liabilities 194,969 138,696 Long-term debt, net of unamortized discount 157,498 180,012 Operating lease liabilities, net of current portion 53,030 57,512 Deferred tax liability 788 780 Liabilities under tax receivable agreement, net of current portion 79,929 60,297 Other long-term liabilities 5,090 3,848 Commitments and Contingencies Stockholders’ equity: Class A common stock, par value $0.0001 per share, 200,000 shares authorized; 39,245 and 35,657 shares issued and outstanding as of June 30, 2021 and December 31, 2020, respectively 4 4 Class B common stock, par value $0.0001 per share, 50,000 shares authorized; 11,201 and 14,040 shares issued and outstanding as of June 30, 2021 and December 31, 2020, respectively 1 1 Additional paid-in-capital 239,269 216,141 Accumulated other comprehensive income 2,048 1,718 Retained earnings 44,730 24,403 Total stockholders’ equity attributable to Funko, Inc. 286,052 242,267 Non-controlling interests 69,346 80,178 Total stockholders’ equity 355,398 322,445 Total liabilities and stockholders’ equity $ 846,702 $ 763,590 (In thousands, except per share amounts)

HOLLYWOOD UPDATE 23 Condensed Consolidated Statements of Cash Flows (Unaudited) 2021 2020 Operating Activities Net income (loss) $ 32,030 $ (20,741) Adjustments to reconcile net income (loss) to net cash provided by operating activities: Depreciation, amortization and other 19,792 23,342 Equity-based compensation 6,211 5,038 Amortization of debt issuance costs and debt discounts 643 655 Other 1,319 695 Changes in operating assets and liabilities: Accounts receivable, net (7,169) 54,599 Inventory (26,383) 218 Prepaid expenses and other assets 2,097 12,267 Accounts payable 8,305 (17,494) Income taxes payable 5,356 (419) Accrued royalties 1,531 (15,531) Accrued expenses and other liabilities 27,699 (10,421) Net cash provided by operating activities 71,431 32,208 Investing Activities Purchases of property and equipment (10,128) (11,676) Acquisitions of businesses and related intangible assets, net of cash (1,001) - Net cash used in investing activities (11,129) (11,676) Financing Activities Borrowings on line of credit - 28,267 Payments on line of credit - (25,281) Debt issuance costs - (569) Payments of long-term debt (13,875) (5,876) Distributions to continuing equity owners (6,913) (2,675) Payments under tax receivable agreement (6) (166) Proceeds from exercise of equity-based options 3,678 41 Net cash used in financing activities (17,116) (6,259) Effect of exchange rates on cash and cash equivalents 33 1,625 Net increase in cash and cash equivalents 43,219 15,898 Cash and cash equivalents at beginning of period 52,255 25,229 Cash and cash equivalents at end of period $ 95,474 $ 41,127 Six Months Ended June 30, (In thousands)

24

Reconciliation of Non-GAAP Financial Metrics
(Unaudited)

	Three Months Ended June 30, 2021	Three Months Ended June 30, 2020	Six Months Ended June 30, 2021	Six Months Ended June 30, 2020
	(In thousands, except per share data)			
Net income (loss) attributable to Funko, Inc.	$ 13,813	$ (10,585)	$ 20,327	$ (14,711)
Reallocation of net income (loss) attributable to non-controlling interests from the assumed exchange of common units of FAH, LLC for Class A common stock (1)	7,131	(4,424)	11,703	(6,030)
Equity-based compensation (2)	3,521	2,625	6,211	5,038
Certain severance, relocation and related costs (3)	56	793	81	1,006
Foreign currency transaction (gain) loss (4)	(208)	(243)	971	671
Income tax (expense) benefit (5)	(2,642)	1,681	(4,667)	1,587
Adjusted net income (loss)	$ 21,671	$ (10,153)	$ 34,626	$ (12,439)
Adjusted net income (loss) margin (6)	9.2 %	(10.3)%	8.1 %	(5.3)%
Weighted-average shares of Class A common stock outstanding-basic	37,881	35,033	37,047	34,988
Equity-based compensation awards and common units of FAH, LLC that are convertible into Class A common stock	16,317	15,972	16,537	15,942
Adjusted weighted-average shares of Class A stock outstanding - diluted	54,198	51,005	53,584	50,930
Adjusted earnings (loss) per diluted share	$ 0.40	$ (0.20)	$ 0.65	$ (0.24)

1. Represents the reallocation of net income (loss) attributable to non-controlling interests from the assumed exchange of common units of FAH, LLC for Class A common stock in periods in which income (loss) was attributable to non-controlling interests.
2. Represents non-cash charges related to equity-based compensation programs, which vary from period to period depending on the timing of awards.
3. For the three and six months ended June 30, 2021, represents severance, relocation and related costs associated with residual payment of global workforce reduction implemented in response to the COVID-19 pandemic. For the three and six months ended June 30, 2020, represents severance, relocation and related costs associated with the consolidation of our warehouse facilities in the United Kingdom and charges related to the global workforce reduction implemented in response to the COVID-19 pandemic.
4. Represents both unrealized and realized foreign currency losses on transactions denominated other than in U.S. dollars, including derivative gains and losses on foreign currency forward exchange contracts.
5. Represents the income tax (expense) benefit effect of the above adjustments. This adjustment uses an effective tax rate of 25% for all periods presented.
6. Adjusted net income (loss) margin is calculated as Adjusted net income (loss) as a percentage of net sales.

25 Reconciliation of Non-GAAP Financial Metrics (Unaudited) 1. Represents non-cash charges related to equity-based compensation programs, which vary from period to period depending on the timing of awards. 2. For the three and six months ended June 30, 2021, represents severance, relocation and related costs associated with residual payment of global workforce reduction implemented in response to the COVID-19 pandemic. For the three and six months ended June 30, 2020, represents severance, relocation and related costs associated with the consolidation of our warehouse facilities in the United Kingdom and charges related to the global workforce reduction implemented in response to the COVID-19 pandemic. 3. Represents both unrealized and realized foreign currency gains and losses on transactions denominated other than in U.S. dollars, including derivative gains and losses on foreign currency forward exchange contracts. 4. Adjusted EBITDA margin is calculated as Adjusted EBITDA as a percentage of net sales. 2021 2020 2021 2020 Net income (loss) $ 20,944 $ (15,009) $ 32,030 $ (20,741) Interest expense, net 1,973 2,691 4,210 5,346 Income tax expense (benefit) 4,582 (1,703) 6,875 (2,559) Depreciation and amortization 10,188 11,071 20,450 22,060 EBITDA $ 37,687 $ (2,950) $ 63,565 $ 4,106 Adjustments: Equity-based compensation (1) 3,521 2,625 6,211 5,038 Certain severance, relocation and related costs (2) 56 793 81 1,006 Foreign currency transaction (gain) loss (3) (208) (243) 971 671 Adjusted EBITDA $ 41,056 $ 225 $ 70,828 $ 10,821 Adjusted EBITDA margin (4) 17.4% 0.2% 16.7% 4.6 % Three Months Ended June 30, (amounts in thousands) Six Months Ended June 30,